Exhibit 10.5

COMMERCIAL LINE OF CREDIT AGREEMENT AND NOTE	SPIRITBANK MEMORIAL 9618 S MEMORIAL Tulsa, Oklahoma 74133 (918)298-9618

LOAN NUMBER	AGREEMENT DATE	LOAN TERM	LINE OF CREDIT LIMIT	DRAW EXPIRATION DATE	MATURITY DATE
1612000008	December 5, 2016	12 months	$250,000.00	December 5, 2017	December 5, 2017

LOAN PURPOSE: 57 Operating/Working Capital

BORROWER INFORMATION

Bricktown Brewery Restautants LLC

14504 Hertz Quail Springs Pkwy

Oklahoma City, OK 73134-2629

LINE OF CREDIT AGREEMENT AND NOTE. This Commercial Line of Credit Agreement and Note will be referred to in this document as the “Agreement.”

LENDER. “Lender” means SPIRITBANK MEMORIAL whose address is 9618 S MEMORIAL, Tulsa, Oklahoma 74133, its successors and assigns.

BORROWER. “Borrower” means each person or legal entity who signs this Agreement.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on demand by Lender, or if no demand is made, on or before the Maturity Date, the Borrower promises to pay the principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) or such lesser amount as shall have been advanced by Lender, from time to time, to or on behalf of Borrower under the terms of this Agreement, and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

PAYMENT SCHEDULE. This Agreement will be paid according to the following required payment schedule: Beginning on January 5, 2017, monthly payments of accrued and unpaid interest. The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date unless demanded earlier. All payments received by the Lender from the Borrower for application to this Agreement may be applied to the Borrower’s obligations under this Agreement in such order as determined by the Lender.

INTEREST RATE AND SCHEDULED PAYMENT CHANGES. The Interest will begin to accrue on the Advance Date. The interest rate on this Agreement will be fixed at 4.750% per annum.

Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law and if, for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender’s sole discretion, or as otherwise allowed by applicable law. Interest on this Agreement is calculated on a 365/360 day basis. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Agreement. The unpaid balance of this loan after the Maturity Date, whether by acceleration or otherwise, shall be subject to a post-maturity rate of interest equal to the same fixed or variable rate basis in effect before maturity,

LATE PAYMENT CHARGE. If any required payment is more than 15 days late, then at Lender’s option, Lender will assess a late payment charge of $50.00.

LINE OF CREDIT TERMS. At any time prior to the Maturity Date, the Borrower and Lender agree that the Borrower may request an advance under this Agreement up to a maximum amount equal to the Line of Credit Limit if before and after the request:

●	The outstanding borrowings under this Agreement are not in excess of the Line of Credit Limit
●	An Event of Default does not exist
●	The Lender is not precluded by law from making the advance.

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Advances.

●	Advances under this Agreement may only be requested in writing by the Borrower or by an authorized person.
●	The total of all advances requested and unpaid principal cannot exceed Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).
●	All advances made will be charged to a loan account in Borrower’s name on Lender’s books, and the Lender shall debit such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower.

Suspension and Termination. Advances under this Agreement will be available until the earlier to occur of (a) demand by the Lender, (b) December 5, 2017, (c) the date the Line of Credit is cancelled by Borrower, or (d) the date the Line of Credit is cancelled by the Lender due to an occurrence of an Event of Default (collectively, the “Draw Expiration Date”). From and after the Draw Expiration Date, no further advances will be made available to Borrower. The date this Line of Credit expires is on the earlier to occur of (a) demand by lender, (b) December 5, 2017, (c) the date the Line of Credit is cancelled by Borrower, or (d) the date the Line of Credit is cancelled by the Lender due to an occurrence of an Event of Default (collectively, the “Maturity Date”).

Loan Type Conversion. Provided no default or event of default shall have occurred, the Borrower may, at its option, apply for conversion of this Agreement into a Term loan 30 days prior to the Maturity Date. However, the Lender shall have no obligation to approve the Borrower’s application.

GUARANTY. In support of this transaction, a Guaranty dated December 5, 2016 has been executed by James M Burke; a Guaranty dated December 5, 2016 has been executed by Bradley L Grow; and a Guaranty dated December 5, 2016 has been executed by Wendall (Buck) G Warfield.

RIGHT OF SET-OFF. To the extent permitted by law, Borrower agrees that Lender has the right to set-off any amount due and payable under this Agreement, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower’s accounts with Lender. This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Such right of set-off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant. Lender will not be liable for the dishonor of any check when the dishonor occurs because Lender set-off a debt against Borrower’s account. Borrower agrees to hold Lender harmless from any claim arising as a result of Lender exercising Lender’s right to set-off.

PAYABLE ON DEMAND. This is a demand note. Payment is due upon the earlier to occur of (a) Lender’s demand or (b) the Maturity Date.

DISHONORED ITEM FEE. If Borrower makes a payment on the loan with a check or preauthorized charge which is later dishonored, a fee in the amount of $27.50 will be charged.

RELATED DOCUMENTS. The words “Related Documents” mean all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments and any other documents or agreements executed in connection with this Agreement whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein.

DEFAULT. Upon the occurrence of any one of the following events (each, an “Event of Default” or “default” or “event of default”), Lender’s obligations, if any, to make any advances will, at Lender’s option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Agreement immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Agreement or any other agreement: (a) Borrower’s failure to make any payment on time or in the amount due; (b) any default by Borrower under the terms of this Agreement or any other Related Documents executed in connection with this Agreement; (c) any default by Borrower under the terms of any Related Documents in favor of Lender; (d) the death, dissolution, or termination of existence of Borrower or any guarantor; (e) Borrower is not paying Borrower’s debts as such debts become due; (f) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver, (g) any default under the terms of any other indebtedness of Borrower to any other creditor; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower’s property or any judgment is entered against Borrower or any guarantor, (i) any part of Borrower’s business is sold to or merged with any other business, individual, or entity; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to Lender proves to have been false in any material respect as of the time when made or given; (k) if any guarantor, or any other party to any Related Documents in favor of Lender entered into or delivered in connection with this Agreement terminates, attempts to terminate or defaults under any such Related Documents; (1) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower. Upon the occurrence of an event of default, Lender may pursue any remedy available under any Related Document, at law or in equity.

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GENERAL WAIVERS. To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

JOINT AND SEVERAL LIABILITY. If permitted by law, each Borrower executing this Agreement is jointly and severally bound.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Agreement is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Agreement without invalidating the remainder of either the affected provision or this Agreement.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns and successors of Borrower.

ASSIGNABILITY. Lender may assign, pledge or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Borrower may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

GOVERNING LAW. This Agreement is governed by the laws of the state of Oklahoma except to the extent that federal law controls.

HEADING AND GENDER. The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

ATTORNEYS’ FEES AND OTHER COSTS. Borrower agrees to pay all of Lender’s costs and expenses in connection with the enforcement of this Agreement including, without limitation, reasonable attorneys’ fees, to the extent permitted by law.

ADDITIONAL PROVISIONS. Notwithstanding anything contained in this Promissory Note(s), Loan Agreement(s), Security Agreement(s), Mortgage(s), or loan documents to the contrary, Lender shall be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of Borrower, or waste of the Property or adequacy of the security of the Property, to apply for the appointment of a receiver under any applicable law. The receiver shall have all the rights, powers and remedies as provided by any such applicable law. Borrower does hereby irrevocably consent to such appointment.

*Payments may adjust annually to maintain amortization schedule if interest rate is variable on a amortizing loan.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the Related Documents.

By signing this Agreement, Borrower acknowledges reading, understanding and agreeing to all its provisions and receipt hereof.

Bricktown Brewery Restautants LLC

/s/ James M. Burke		/s/ Bradley L Grow	12-5-16
By: James M. Burke	Date	By: Bradley L Grow	Date
Its: Manager		Its: Manager

LENDER: SPIRINTBANK MEMORIAL

/s/ T. C. BLAIR	12-5-16
By: T. C. BLAIR	Date
Its: Commercial Lender, Senior Vice President

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BUSINESS LOAN AGREEMENT	SPIRITBANK AN OKLAHOMA BANKING CORPORATION 9618 S MEMORIAL Tulsa, Oklahoma 74133 (918)298-9618

AGREEMENT DATE	AGREEMENT/ACCOUNT NUMBER
December 5, 2016	1612000008

BORROWER INFORMATION

Bricktown Brewery Restautants LLC 14504 Hertz Quail Springs Pkwy Oklahoma City, OK 73134-2629	Type of Business Entity: Limited Liability Company State of Organization/Formation: Oklahoma

GUARANTOR INFORMATION

James M Burke 657 NW 234th St Edmond, OK 73025-2247	Type of Entity: Individual State of Residence: Oklahoma

Bradley L Grow 1901 Oak Valley Terrace Edmond, OK 73025-2532	Type of Entity: Individual State of Residence: Oklahoma

Wendall (Buck) G Warfield 8796 Palermo Dr Edmond, OK 73034-2120	Type of Entity: Individual State of Residence: Oklahoma

AGREEMENT. This Business Loan Agreement will be referred to in this document as the “Agreement.” This Agreement is made by SPIRITBANK AN OKLAHOMA BANKING CORPORATION (Lender), Bricktown Brewery Restautants LLC (Borrower), James M Burke, Bradley L Grow, and Wendall (Buck) G Warfield (Guarantor). The consideration is the promises, representations, and warranties made in this Agreement and the Related Documents.

DEFINITIONS. These definitions are used in this Agreement.

“Collateral” means the Property that any Party to this Agreement or the Related Documents may pledge, mortgage, or give Lender a security interest in, regardless of where the Property is located and regardless of when it was or will be acquired, together with all replacements, substitutions, proceeds, and products of the Property.

“Events of Default” means any of the events described in the “Events of Default” section of this Agreement

“Financial Statements” mean the balance sheets, earnings statements, and other financial information that any Party has, is, or will be giving to Lender.

“Indebtedness” means the Loan and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender’s payments of insurance or taxes, all amounts Lender pays to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations, and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

“Loan” means any loan or loans described in the “Identification of Loan” section of this Agreement.

“Parties” means all Borrowers, Guarantors, and Hypothecators signing this Agreement.

“Party” means any Borrower, Guarantor, or Hypothecator signing this Agreement.

“Property” means the Parties’ assets, regardless of what kind of assets they are.

“Related Documents” means all documents, promissory notes, security agreements, leases, mortgages, construction loan agreements, assignments of leases and rents, guaranties, pledges, and all other documents or agreements executed in connection with this Agreement as such documents may be modified, amended, substituted, or renewed from time to time. The term includes both documents existing at the time of execution of this Agreement and documents executed after the date of this Agreement.

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IDENTIFICATION OF LOAN. The following loan and all other indebtedness, obligations, and liabilities of Borrower to Lender, due or to become due, now existing or hereafter arising, as well as any and all amendments, modifications, extensions, and renewals thereof are subject to this Agreement:

●	Loan Number 1612000008 with a principal amount of $250,000.00

BORROWER’S REPRESENTATIONS AND WARRANTIES. The statements made in this section will continue and remain in effect until all of the Indebtedness is fully paid to Lender. Each Borrower represents and warrants to Lender the following:

Borrower’s Existence and Authority. Each Borrower is duly formed and in good standing under all laws governing the Borrower and the Borrower’s business, and each Borrower executing this Agreement has the power and authority to execute this Agreement and the Related Documents and to bind that Borrower to the obligation created in this Agreement and the Related Documents.

Financial Information and Filing. All Financial Statements provided to Lender have been prepared and will continue to be prepared in accordance with generally accepted accounting principles, consistently applied, and fully and fairly present the financial condition of each Borrower, and there has been no material adverse change in Borrower’s business, Property, or condition, either financial or otherwise, since the date of Borrower’s latest Financial Statements. Each Borrower has filed all federal, state, and local tax returns and other reports and filings required by law to be filed before the date of this Agreement and has paid all taxes, assessments, and other charges that are due and payable prior to the date of this Agreement. Each Borrower has made reasonable provision for these types of payments that are accrued but not yet payable. The Borrower does not know of any deficiency or additional assessment not disclosed in the Borrower’s books and records.

All financial statements or records submitted to Lender via electronic means, including, but not limited to, facsimile, open internet communications or other telephonic or electronic methods, including, but not limited to, documents in Tagged Image Format Files (“TIFF”) and Portable Document Format (“PDF”) shall be treated as originals, and will be fully binding with full legal force and effect. Parties waive any right they may have to object to such treatment. Lender may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the Party submitting such records.

Title and Encumbrances. Borrower has good title to all of the Borrower’s assets. All encumbrances on any part of the Property were disclosed to Lender in writing prior to the date of this Agreement.

Compliance with General Law. Each Borrower is in compliance with and will conduct its business and use its assets in compliance with all laws, regulations, ordinances, directives, and orders of any level of governmental authority that has jurisdiction over the Borrower, the Borrower’s business, or the Borrower’s assets.

Environmental Laws. Each Borrower is in compliance with all applicable laws and rules of federal, state, and local authorities affecting the environment, as all have been or are amended.

No Litigation/No Misrepresentations. There are no existing or pending suits or proceedings before any court, government agency, arbitration panel, administrative tribunal, or other body, or threatened against Borrower that may result in any material adverse change in the Borrower’s business, property, or financial condition, and all representations and warranties in this Agreement and the Related Documents are true and correct and no material fact has been omitted.

EVENTS OF DEFAULT. The occurrence of any of the following events will be an Event of Default.

Noncompliance with Lender Agreements. Default by Borrower or Guarantor under any provision of this Agreement, the Related Documents, or any other agreement with Lender.

False Statements. If a Party made or makes a false or misleading misrepresentation in this Agreement, in the Related Documents, in any supporting material submitted to Lender or to third parties providing reports to Lender, or in Financial Statements given or to be given to Lender.

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Material Adverse Change. Any material adverse change in the Borrower’s business, financial condition, or the Property has occurred or is imminent; if the full performance of the obligations of any Party is materially impaired; or if the Collateral and its value or Lender’s rights with respect thereto are materially impaired in any way. The existence or reasonable likelihood of litigation, governmental proceeding, default, or other event that may materially and adversely affect a Party’s business, financial condition, or the Property.

Insolvency or Liquidation. A Party voluntarily suspends transaction of its business or does not generally pay debts as they mature. If a Party has or will make a general assignment for the benefit of creditors or will file, or have filed against it, any petition under federal bankruptcy law or under any other state or federal law providing for the relief of debtors if the resulting proceeding is not discharged within thirty days after filing. If a receiver, trustee, or custodian is or will be appointed for a Party.

Default on Unrelated Debt. If Borrower or Guarantor materially defaults under a provision of an agreement with a third party or if the indebtedness under such an agreement is accelerated.

Judgments or Attachments. If there is entered against a Party a judgment that materially affects the Borrower’s business, financial condition, or the Property, or if a tax lien, levy, writ of attachment, garnishment, execution, or similar item is or will be issued against the Collateral or which materially affects Borrower’s business, financial condition, or the Property, and which remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for thirty days after it was issued.

Collateral Impairment. Lender has a good-faith belief that Lender’s rights in the Collateral are or will soon be impaired or that the Collateral itself is or soon will be impaired.

Termination of Existence or Change in Control. If Borrower or Borrower’s business is sold or merged or if Borrower or Borrower’s business suspends business or ceases to exist.

Insecurity. If Lender has a good-faith belief that any Party is unable or will soon be unable to perform that Party’s duties under this Agreement or under the Related Documents.

Death. The death of an individual who is a Party, a partner in a partnership that is a Party, a member in a limited liability company that is a Party, an officer of a corporation that is a Party, or an individual of similar position in any other type of business organization that is a Party.

REMEDIES ON DEFAULT.

Remedies, No Waiver. The remedies provided for in this Agreement, the Related Documents, and by law are cumulative and not exclusive. Lender reserves the right to exercise some, all, or none of its rights and reserves the right to exercise any right at any time that Lender has the right, without regard to how much time has passed since the right arose. Lender may exercise its rights in its sole, absolute discretion.

Acceleration, Setoff. Upon an Event of Default, the Loan and the Indebtedness may, at Lender’s sole option, be declared immediately due and payable. Lender may apply the Parties’ bank accounts and any other property held by Lender against the Indebtedness.

ATTORNEYS’ FEES AND OTHER COSTS. Borrower agrees to pay all of Lender’s costs and expenses incurred in connection with the enforcement of this Agreement, including without limitation, reasonable attorneys’ fees, to the extent permitted by law.

EXPENSES. The Parties agree to pay all of Lender’s reasonable expenses incidental to perfecting Lender’s security interests and liens, all insurance premiums, Uniform Commercial Code search fees, and all reasonable fees incurred by Lender for audits, inspection, and copying of the Parties’ books and records. The Parties also agree to pay all reasonable costs and expenses of Lender in connection with the enforcement of Lender’s rights and remedies under this Agreement, the Related Documents, and any other agreement between one or more Parties and Lender, and in connection with the preparation of all amendments, modifications, and waivers of consent with respect to this Agreement, including reasonable attorneys’ fees.

GOVERNING LAW/PARTIAL ILLEGALITY. This Agreement and the Related Documents are and will be governed by, and the rights of the Parties will be determined by the laws of the state of Oklahoma except to the extent that federal law controls. If any part, term, or provision of this Agreement is determined to be illegal or in conflict with state or federal law, the validity of the remaining portion or provisions of this Agreement will not be affected, unless the stricken portion or provision adversely affects Lender’s risk of realizing Lender’s anticipated return, in which case Lender may, in its sole discretion, deem the Loan matured.

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NOTICES. All notices required under this Agreement must be in writing and will be considered given: (i) on the day of personal delivery, or (ii) one business day after deposit with a nationally recognized overnight courier service, or (iii) three business days after deposit with the United States Postal Service sent certified mail, return receipt requested. Any of these methods may be used to give notice. All notices must be sent to the party or parties entitled to notice at the addresses first set forth in this Agreement. Any Party may change its address for notice purposes on five days prior written notice to the other Parties.

INTEGRATION AND AMENDMENT. This Agreement and other written agreements among the Parties, including but not limited to the Related Documents, are the entire agreement of the Parties and will be interpreted as a group, one with the others. None of the Parties will be bound by anything not expressed in writing, and this Agreement cannot be modified except by a writing executed by those Parties burdened by the modification.

FURTHER ACTION. The Parties will, upon request of Lender, make, execute, acknowledge, and deliver to Lender the modified and additional instruments, documents, and agreements, and will take the further action that is reasonably required, to carry out the intent and purpose of this transaction.

CONTINUING EFFECT. Unless superseded by a later Business Loan Agreement, this Agreement will continue in full force and effect until all of the Parties’ obligations to Lender are fully satisfied and the Loan and Indebtedness are fully repaid.

HEADINGS. All headings in this Agreement are included for reference only and do not have any effect on the interpretation of this Agreement.

COUNTERPARTS. This Agreement may be executed by the Parties using any number of copies of the Agreement. All executed copies taken together will be treated as a single Agreement.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

TRANSFERS. Borrower may not assign or transfer its rights or obligations under this Agreement without Lender’s prior written consent. Lender may transfer its interest in Lender’s sole discretion. Borrower waives all rights of offset and counterclaim Borrower has against Lender. The purchaser of a participation in the loan may enforce its interest regardless of any claims or defenses Borrower has against Lender.

JURISDICTION. The Parties agree to waive any objection to jurisdiction or venue on the ground that the Parties are not residents of Lender’s locality. The Parties authorize any action brought to enforce the Parties’ obligations to be instituted and prosecuted in any state court having jurisdiction or in the United States District Court for the District that includes Lender’s location as set forth at the beginning of this Agreement. The Parties authorize Lender to elect the court at Lender’s sole discretion.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the Related Documents.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ADDITIONAL PROVISIONS. Covenants:

QUARTERLY BUSINESS FINANCIAL STATEMENT FROM BORROWER

ANNUAL BUSINESS FINANCIAL STATEMENT FROM BORROWER

ANNUAL TAX RETURNS FROM BORROWER INCLUDING K-1’S

ANNUAL PERSONAL TAX RETURNS FROM GUARANTOR INCLUDING K-1’S

ANNUAL PERSONAL FINANCIAL STATEMENTS FROM GUARANTOR

ANY REMAINING UNPAID PRINCIPAL BALANCE WITHIN THE PROPOSED RLOC AT MATURITY WILL BE CONVERTED TO A TERM NOTE AND AMORTIZED OVER A PERIOD OF TIME AND RATE DETERMINED BY THE OFFICER. AS A RESULT, THE BORROWER WOULD HAVE THE $250M AVAILABLE AGAIN FOR ANOTHER TWELVE MONTH PERIOD.

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Acceleration Clause:

Documents Required: Failure to provide any documents required herein, whether by either Borrower or Guarantor shall result in the following: (a) Lender may declare the Note to be immediately due and payable, whereupon the Note shall become forthwith due and payable without presentment, demand, protest or notice of any kind, and Lender shall be entitled to proceed simultaneously or selectively and successively to enforce its rights under the Note, this Agreement and any other documents benefiting Lender executed pursuant to the terms of the Loan Agreement, or any one or all of them and/or; (b) Lender may institute a change of rate as follows: Specifically, the rate shall increase from a fixed rate of 4.75% to a fixed rate of 6.75%. Provided however, that said rate change shall not become effective until Lender gives written notice of the failure to provide documentation and Borrower thereafter shall have 30 days from date of mailing in which to cure said default. Upon correction of said deficiency, the rate shall readjust thereafter to the original fixed rate provided herein and remain at said fixed rate until such time as Borrower should once again fail to comply with said documentation requirements as set forth herein.

By signing this Agreement, Borrower acknowledges reading, understanding and agreeing to all its provisions and receipt of a copy hereof.

Bricktown Brewery Restautants LLC

/s/ James M Burke	12-5-16	/s/ Bradley L Grow	12-5-16
By: James M Burke	Date	By: Bradley L Grow	Date
Its: Manager		Its: Manager

AGREEMENT OF GUARANTOR

Guarantor (i) acknowledges reading and understanding this Agreement; (ii) consents to the provisions (iii) consents to the provisions of this Agreement relating to Borrower; (iii) agrees to furnish the Financial Statements to Lender that Lender reasonably requests; (iv) agrees to those portions of this Agreement that apply to Guarantor; (v) acknowledges that this Agreement has been freely executed without duress and after an opportunity to consult with counsel; and (vi) confirms that Guarantor received a copy of this Agreement, the Guaranty and the other documents Guarantor requested.

/s/ James M Burke	12-5-16	/s/ Bradley L Grow	12-5-16
James M Burke	Date	Bradley L Grow	Date
Individually		Individually

/s/ Wendall (Buck) G warfield	12-5-16
Wendall (Buck) G warfield	Date
Individually

LENDER: SPIRITBANK AN OKLAHOMA BANKING CORPORATION

/s/ T. C. BLAIR	12-5-16
By: T. C. BLAIR	Date
Its: Commercial Lender, Senior Vice President

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UNLIMITED CONTINUING GUARANTY	SPIRITBANK AN OKLAHOMA BANKING CORPORATION 9618 S MEMORIAL Tulsa, Oklahoma 74133 (918)298-9618

LOAN NUMBER	GUARANTY DATE
1612000008	December 5, 2016

GUARANTOR INFORMATION

Wendall (Buck) G Warfield 8796 Palermo Dr Edmond, OK 73034-2120	Type of Entity: Individual State of Residence: Oklahoma

BORROWER INFORMATION

Bricktown Brewery Restautants LLC 14504 Hertz Quail Springs Pkwy Oklahoma City, OK 73134-2629	Type of Business Entity: Limited Liability Company State of Organization/Formation: Oklahoma

UNLIMITED CONTINUING GUARANTY. This Unlimited Continuing Guaranty will be referred to in this document as the “Guaranty.”

LENDER. “Lender” means SPIRITBANK AN OKLAHOMA BANKING CORPORATION whose address is 9618 S MEMORIAL, Tulsa, Oklahoma 74133 , its successors and assigns.

BORROWER. “Borrower” means each party identified above to whom Lender has extended credit and financial accommodations.

GUARANTOR. “Guarantor” means the party identified above that is undertaking certain liabilities to the Lender, as specified herein.

OBLIGATIONS. “Obligations” means any and all indebtedness, obligations, undertakings, covenants, agreements, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements, and modifications of any of the foregoing.

NOTICE TO GUARANTOR. Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the “Note”), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the “Related Documents”).

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

UNLIMITED CONTINUING GUARANTY. Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of all Obligations of the Borrower to the Lender (notwithstanding the fact that from time to time there may be no indebtedness outstanding), however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, due or which may become due, absolute or contingent, primary or secondary, liquidated or unliquidated, whether originated with Lender or owed to others and acquired by Lender by purchase, assignment, or otherwise, and including without limitation all loans, advances, indebtedness and each and every other obligation arising under the Related Documents, and all agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, plus Expenses (as that term is defined below).

This Guaranty is an absolute, present, unconditional, and continuing guaranty of payment and performance that shall remain in full force and effect until all such Obligations shall be fully paid to Lender and otherwise performed.

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To the extent permitted by law, if any settlement, discharge, payment, grant of security or transfer of property relating to discharging any duty or liability created under or guaranteed by this Guaranty is rescinded or avoided by virtue of any provision of any bankruptcy, insolvency, or other similar law affecting creditors’ rights, Lender will be entitled to recover the value or amount of any such settlement, discharge, payment, grant of security or transfer of property from Guarantor as if such settlement, discharge, payment, grant of security or transfer of property had not occurred.

EXPENSES. Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys’ fees, all court costs, and expenses attributable thereto (the “Expenses”).

CONSENT. The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor or surety, which settlement or compromise shall not affect the undersigned’s liability for the full amount of the guaranteed obligations. To the extent permitted by law, Guarantor expressly consents to and waives notice of all of the above.

REPRESENTATIONS. Guarantor represents and warrants that Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, and the status of Borrower’s performance of obligations imposed by the loan documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Lender has made no representation to Guarantor as far as any such matters. Guarantor further represents and warrants that (i) neither this Guaranty nor any other Related Document to which Guarantor is a party will violate any provision of law, rule, or regulation, or any order of any court or other governmental agency to which Guarantor is subject, any provision of any agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor’s assets are bound, or be in conflict with, result in a breach of, or constitute a default under any such agreement or instrument; and (ii) no action, approval, filing, or registration with any governmental public body or authority, nor the consent of any other person or entity, nor any other legal formality, is required in connection with the entering into, performance, or enforcement of this Guaranty, except such as have already been obtained or taken and with respect to which a copy or other satisfactory evidence has been provided to Lender.

SUBROGATION. If the Guarantor shall make payment to the Lender of all or any part of the Obligations and all the Obligations shall be paid in full, the Lender will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor will not exercise any rights of the Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor until all the Obligations shall have been paid and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations will not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured.

GENERAL WAIVERS. Guarantor, to the extent permitted by law, hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations, (b) diligence, presentment, protest, demand for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration, (c) notice of any other nature whatsoever to the extent permitted by law, (d) any requirement that the Lender take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower, or (e) failure to protect, preserve, or resort to any collateral, and (f) any defense that could be asserted by Borrower, including defenses arising out of failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of capacity, statute of limitations, lender liability, unenforceability of any loan document, accord and satisfaction, or usury.

Guarantor, to the extent permitted by law, further waives and agrees not to assert any and all rights, benefits, and defenses that might otherwise be available under the provisions of the governing law that might operate, contrary to Guarantor’s agreements in this Guaranty, to limit Guarantor’s liability under, or the enforcement of, this Guaranty, including all defenses of suretyship.

LENDER’S RIGHTS. Any delay, failure, omission, or lack on the part of the Lender to enforce, assert, or exercise any provision or take any action pursuant to the Related Documents, including any right, power, or remedy conferred on Lender in any of the Related Documents or any action on the part of Lender granting indulgence or extension in any form Guaranty or any Related Documents does not operate as a waiver of the Lender’s ability to exercise all of its rights. The Lender may choose to partially exercise rights under this Guaranty and any Related Documents, but that does not prevent the Lender from fully exercising these rights.

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SURVIVAL. This Guaranty is binding on all heirs, executors, personal representatives, administrators, assigns and successors of the Guarantor.

ASSIGNABILITY. The Lender may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned. In the event that any person other than the Lender shall become a holder of any of the Obligations, the reference to the Lender shall be construed to refer to each such holder.

RIGHT OF SET-OFF. To the extent permitted by law, Guarantor gives Lender the right to set-off any of Guarantor’s accounts or property which may be in Lender’s possession against any amount owed under this Guaranty. This right of set-off does not extend to any Keogh account, IRA, or similar tax deferred deposit. Further, the Lender shall have available all remedies under applicable state and federal laws, including the garnishment of wages, to the extent permitted by law.

WAIVER OF JURY TRIAL. All parties to this Guaranty hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Guaranty or any other instrument, document or agreement executed or delivered in connection with this Guaranty or the Related Documents.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Guaranty is invalid or prohibited by applicable law, that term or provision will be ineffective, but only to the extent required to make it lawful. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Guaranty without invalidating the remainder of the provisions of this Guaranty.

GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of Oklahoma except to the extent that federal law controls.

HEADINGS AND GENDER. The headings in this Guaranty are for convenience in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ACKNOWLEDGMENT. Guarantor hereby acknowledges that: (a) the Obligations hereunder shall be joint and several; (b) the liabilities undertaken by Guarantor in this Guaranty are complex in nature; and (c) numerous possible defenses to the enforceability of these liabilities may presently exist and/or may arise hereafter. As part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

By signing this Guaranty, Guarantor acknowledges reading, understanding, and agreeing to all its provisions.

/s/ Wendall (Buck) G Warfield	12-5-16
Wendall (Buck) G Warfield	Date
Individually

LENDER: SPIRITBANK AN OKLAHOMA BANKING CORPORATION

/s/ T. C. BLAIR	12-5-16
By: T. C. BLAIR	Date
Its: Commercial Lender, Senior Vice President

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UNLIMITED CONTINUING GUARANTY	SPIRITBANK AN OKLAHOMA BANKING CORPORATION 9618 S MEMORIAL Tulsa, Oklahoma 74133 (918)298-9618

LOAN NUMBER	GUARANTY DATE
1612000008	December 5, 2016

GUARANTOR INFORMATION

James M Burke 657 NW 234th St Edmond, OK 73025-2247	Type of Entity: Individual State of Residence: Oklahoma

BORROWER INFORMATION

Bricktown Brewery Restautants LLC 14504 Hertz Quail Springs Pkwy Oklahoma City, OK 73134-2629	Type of Business Entity: Limited Liability Company State of Organization/Formation: Oklahoma

UNLIMITED CONTINUING GUARANTY. This Unlimited Continuing Guaranty will be referred to in this document as the “Guaranty.”

LENDER. “Lender” means SPIRITBANK AN OKLAHOMA BANKING CORPORATION whose address is 9618 S MEMORIAL Tulsa, Oklahoma 74133, its successors and assigns.

BORROWER. “Borrower” means each party identified above to whom Lender has extended credit and financial accommodations.

GUARANTOR. “Guarantor” means the party identified above that is undertaking certain liabilities to the Lender, as specified herein.

OBLIGATIONS. “Obligations” means any and all indebtedness, obligations, undertakings, covenants, agreements, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refunding, replacements, and modifications of any of the foregoing,

NOTICE TO GUARANTOR. Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the “Note”), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the “Related Documents”).

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

UNLIMITED CONTINUING GUARANTY. Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of all Obligations of the Borrower to the Lender (notwithstanding the fact that from time to time there may be no indebtedness outstanding), however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, due or which may become due, absolute or contingent, primary or secondary, liquidated or unliquidated, whether originated with Lender or owed to others and acquired by Lender by purchase, assignment, or otherwise, and including without limitation all loans, advances, indebtedness and each and every other obligation arising under the Related Documents, and all agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, plus Expenses (as that term is defined below).

This Guaranty is an absolute, present, unconditional, and continuing guaranty of payment and performance that shall remain in full force and effect until all such Obligations shall be fully paid to Lender and otherwise performed.

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To the extent permitted by law, if any settlement, discharge, payment, grant of security or transfer of property relating to discharging any duty or liability created under or guaranteed by this Guaranty is rescinded or avoided by virtue of any provision of any bankruptcy, insolvency, or other similar law affecting creditors’ rights, Lender will be entitled to recover the value or amount of any such settlement, discharge, payment, grant of security or transfer of property from Guarantor as if such settlement, discharge, payment, grant of security or transfer of property had not occurred.

EXPENSES. Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys’ fees, all court costs, and expenses attributable thereto (the “Expenses”).

CONSENT. The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor or surety, which settlement or compromise shall not affect the undersigned’s liability for the full amount of the guaranteed obligations. To the extent permitted by law, Guarantor expressly consents to and waives notice of all of the above.

REPRESENTATIONS. Guarantor represents and warrants that Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, and the status of Borrower’s performance of obligations imposed by the loan documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Lender has made no representation to Guarantor as far as any such matters. Guarantor further represents and warrants that (i) neither this Guaranty nor any other Related Document to which Guarantor is a party will violate any provision of law, rule, or regulation, or any order of any court or other governmental agency to which Guarantor is subject, any provision of any agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor’s assets are bound, or be in conflict with, result in a breach of or constitute a default under any such agreement or instrument; and (ii) no action, approval, filing, or registration with any governmental public body or authority, nor the consent of any other person or entity, nor any other legal formality, is required in connection with the entering into, performance, or enforcement of this Guaranty, except such as have already been obtained or taken and with respect to which a copy or other satisfactory evidence has been provided to Lender.

SUBROGATION. If the Guarantor shall make payment to the Lender of all or any part of the Obligations and all the Obligations shall be paid in full, the Lender will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor will not exercise any rights of the Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor until all the Obligations shall have been paid and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations will not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured.

GENERAL WAIVERS. Guarantor, to the extent permitted by law, hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations, (b) diligence, presentment, protest, demand for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration, (c) notice of any other nature whatsoever to the extent permitted by law, (d) any requirement that the Lender take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower, or (e) failure to protect, preserve, or resort to any collateral, and (f) any defense that could be asserted by Borrower, including defenses arising out of failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of capacity, statute of limitations, lender liability, unenforceability of any loan document, accord and satisfaction, or usury.

Guarantor, to the extent permitted by law, further waives and agrees not to assert any and all rights, benefits, and defenses that might otherwise be available under the provisions of the governing law that might operate, contrary to Guarantor’s agreements in this Guaranty, to limit Guarantor’s liability under, or the enforcement of this Guaranty, including all defenses of suretyship.

LENDER’S RIGHTS. Any delay, failure, omission, or lack on the part of the Lender to enforce, assert, or exercise any provision or take any action pursuant to the Related Documents, including any right, power, or remedy conferred on Lender in any of the Related Documents or any action on the part of Lender granting indulgence or extension in any form Guaranty or any Related Documents does not operate as a waiver of the Lender’s ability to exercise all of its rights. The Lender may choose to partially exercise rights under this Guaranty and any Related Documents, but that does not prevent the Lender from fully exercising these rights.

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SURVIVAL. This Guaranty is binding on all heirs, executors, personal representatives, administrators, assigns and successors of the Guarantor.

ASSIGNABILITY. The Lender may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned. In the event that any person other than the Lender shall become a holder of any of the Obligations, the reference to the Lender shall be construed to refer to each such holder.

RIGHT OF SET-OFF. To the extent permitted by law, Guarantor gives Lender the right to set-off any of Guarantor’s accounts or property which may be in Lender’s possession against any amount owed under this Guaranty, This right of set-off does not extend to any Keogh account, IRA, or similar tax deferred deposit. Further, the Lender shall have available all remedies under applicable state and federal laws, including the garnishment of wages, to the extent permitted by law.

WAIVER OF JURY TRIAL. All parties to this Guaranty hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Guaranty or any other instrument, document or agreement executed or delivered in connection with this Guaranty or the Related Documents,

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Guaranty is invalid or prohibited by applicable law, that term or provision will be ineffective, but only to the extent required to make it lawful. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Guaranty without invalidating the remainder of the provisions of this Guaranty.

GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of Oklahoma except to the extent that federal law controls.

HEADINGS AND GENDER. The headings in this Guaranty are for convenience in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ACKNOWLEDGMENT. Guarantor hereby acknowledges that (a) the Obligations hereunder shall be joint and several; (b) the liabilities undertaken by Guarantor in this Guaranty are complex in nature; and (c) numerous possible defenses to the enforceability of these liabilities may presently exist and/or may arise hereafter. As part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

By signing this Guaranty, Guarantor acknowledges reading, understanding, and agreeing to all its provisions.

/s/ James M Burke	12-5-16
James M Burke	Date
Individually

LENDER: SPIRINBANK OKLAHOMA BANKING CORPORATION

/s/ T. C. BLAIR	12-5-16
By: T. C. BLAIR	Date
Its: Commercial Lender, Senior Vice President

©2004-2015 Compliance Systems, Inc. 8772-0132 - 2015.12.2.410 Unlimited Continuing Guaranty - DL4011	Page 3 of 3	www.compliancesystems.com

UNLIMITED CONTINUING GUARANTY	SPIRITBANK AN OKLAHOMA BANKING CORPORATION 9618 S MEMORIAL Tulsa, Oklahoma 74133 (918)298-9618

LOAN NUMBER	GUARANTY DATE
1612000008	December 5, 2016

GUARANTOR INFORMATION

Bradley L Grow
1901 Oak Valley Terrace	Type of Entity: Individual
Edmond, OK 73025-2532	State of Residence: Oklahoma

BORROWER INFORMATION

Bricktown Brewery Restautants LLC	Type of Business Entity: Limited Liability Company
14504 Hertz Quail Springs Pkwy	State of Organization/Formation: Oklahoma
Oklahoma City, OK 73134-2629

UNLIMITED CONTINUING GUARANTY. This Unlimited Continuing Guaranty will be referred to in this document as the “Guaranty.”

LENDER. “Lender” means SPIRITBANK AN OKLAHOMA BANKING CORPORATION whose address is 9618 S MEMORIAL, Tulsa, Oklahoma 74133, its successors and assigns.

BORROWER. “Borrower” means each party identified above to whom Lender has extended credit and financial accommodations.

GUARANTOR. “Guarantor” means the party identified above that is undertaking certain liabilities to the Lender, as specified herein.

OBLIGATIONS. “Obligations” means any and all indebtedness, obligations, undertakings, covenants, agreements, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or riot matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements, and modifications of any of the foregoing.

NOTICE TO GUARANTOR. Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the “Note”), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the “Related Documents”).

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

UNLIMITED CONTINUING GUARANTY. Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of all Obligations of the Borrower to the Lender (notwithstanding the fact that from time to time there may be no indebtedness outstanding), however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, due or which may become due, absolute or contingent, primary or secondary, liquidated or unliquidated, whether originated with Lender or owed to others and acquired by Lender by purchase, assignment, or otherwise, and including without limitation all loans, advances, indebtedness and each and every other obligation arising under the Related Documents, and all agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, plus Expenses (as that term is defined below).

This Guaranty is an absolute, present, unconditional, and continuing guaranty of payment and performance that shall remain in full force and effect until all such Obligations shall be fully paid to Lender and otherwise performed.

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To the extent permitted by law, if any settlement, discharge, payment, grant of security or transfer of property relating to discharging any duty or liability created under or guaranteed by this Guaranty is rescinded or avoided by virtue of any provision of any bankruptcy, insolvency, or other similar law affecting creditors’ rights, Lender will be entitled to recover the value or amount of any such settlement, discharge, payment, grant of security or transfer of property from Guarantor as if such settlement, discharge, payment, grant of security or transfer of property had not occurred.

EXPENSES. Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys’ fees, all court costs, and expenses attributable thereto.(the “Expenses”).

CONSENT. The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor or surety, which settlement or compromise shall not affect the undersigned’s liability for the full amount of the guaranteed obligations. To the extent permitted by law, Guarantor expressly consents to and waives notice of all of the above.

REPRESENTATIONS. Guarantor represents and warrants that Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, and the status of Borrower’s performance of obligations imposed by the loan documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Lender has made no representation to Guarantor as far as any such matters. Guarantor further represents and warrants that (i) neither this Guaranty nor any other Related Document to which Guarantor is a party will violate any provision of law, rule, or regulation, or any order of any court or other governmental agency to which Guarantor is subject, any provision of any agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor’s assets are bound, or be in conflict with, result in a breach of, or constitute a default under any such agreement or instrument; and (ii) no action, approval, filing, or registration with any governmental public body or authority, nor the consent of any other person or entity, nor any other legal formality, is required in connection with the entering into, performance, or enforcement of this Guaranty, except such as have already been obtained or taken and with respect to which a copy or other satisfactory evidence has been provided to Lender.

SUBROGATION. If the Guarantor shall make payment to the Lender of all or any part of the Obligations and all the Obligations shall be paid in full, the Lender will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor will not exercise any rights of the Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor until all the Obligations shall have been paid and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations will not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured.

GENERAL WAIVERS. Guarantor, to the extent permitted by law, hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations, (b) diligence, presentment, protest, demand for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration, (c) notice of any other nature whatsoever to the extent permitted by law, (d) any requirement that the Lender take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower, or (e) failure to protect, preserve, or resort to any collateral, and (f) any defense that could be asserted by Borrower, including defenses arising out of failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of capacity, statute of limitations, lender liability, unenforceability of any loan document, accord and satisfaction, or usury.

Guarantor, to the extent permitted by law, further waives and agrees not to assert any and all rights, benefits, and defenses that might otherwise be available under the provisions of the governing law that might operate, contrary to Guarantor’s agreements in this Guaranty, to limit Guarantor’s liability under, or the enforcement of, this Guaranty, including all defenses of suretyship.

LENDER’S RIGHTS. Any delay, failure, omission, or lack on the part of the Lender to enforce, assert, or exercise any provision or take any action pursuant to the Related Documents, including any right, power, or remedy conferred on Lender in any of the Related Documents or any action on the part of Lender granting indulgence or extension in any form Guaranty or any Related Documents does not operate as a waiver of the Lender’s ability to exercise all of its rights. The Lender may choose to partially exercise rights under this Guaranty and any Related Documents, but that does not prevent the Lender from fully exercising these rights.

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SURVIVAL. This Guaranty is binding on all heirs, executors, personal representatives, administrators, assigns and successors of the Guarantor.

ASSIGNABILITY. The Lender may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned. In the event that any person other than the Lender shall become a holder of any of the Obligations, the reference to the Lender shall be construed to refer to each such holder.

RIGHT OF SET-OFF. To the extent permitted by law, Guarantor gives Lender the right to set-off any of Guarantor’s accounts or property which may be in Lender’s possession against any amount owed under this Guaranty. This right of set-off does not extend to any Keogh account, IRA, or similar tax deferred deposit. Further, the Lender shall have available all remedies under applicable state and federal laws, including the garnishment of wages, to the extent permitted by law.

WAIVER OF JURY TRIAL. All parties to this Guaranty hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Guaranty or any other instrument, document or agreement executed or delivered in connection with this Guaranty or the Related Documents.

SEVERABILITY. If a. court of competent jurisdiction determines any term or provision of this Guaranty is invalid or prohibited by applicable law, that term or provision will be ineffective, but only to the extent required to make it lawful. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Guaranty without invalidating the remainder of the provisions of this Guaranty.

GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of Oklahoma except to the extent that federal law controls.

HEADINGS AND GENDER. The headings in this Guaranty are for convenience in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ACKNOWLEDGMENT. Guarantor hereby acknowledges that: (a) the Obligations hereunder shall be joint and several; (b) the liabilities undertaken by Guarantor in this Guaranty are complex in nature; and (c) numerous possible defenses to the enforceability of these liabilities may presently exist and/or may arise hereafter. As part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the internet that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

By signing this Guaranty, Guarantor acknowledges reading, understanding, and agreeing to all its provisions.

/s/ Bradley L Grow	12-5-16
Bradley L Grow	Date
Individually

LENDER: SPIRITBANK AN OKLAHOMA BANKING CORPORATION

/s/ T. C. BLAIR	12-5-16
By: T. C. BLAIR	Date
Its: Commercial Lender, Senior Vice President

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RESOLUTION LIMITED LIABILITY COMPANY	SPIRITBANK AN OKLAHOMA BANKING CORPORATION 9618 S MEMORIAL Tulsa, Oklahoma 74133 (918)298-9618

RESOLUTION DATE
December 5, 2016

LIMITED LIABILITY COMPANY INFORMATION

Bricktown Brewery Restautants LLC

14504 Hertz Quail Springs Pkwy

Oklahoma City, OK 73134-2629

By signing below, I certify to SPIRITBANK AN OKLAHOMA BANKING CORPORATION (“Lender”) that: I am duly authorized by the members of the above named for profit Limited Liability Company (“Company”) to manage this Company validly organized and operating under the laws of the State of Oklahoma, and its articles were filed at the appropriate governmental office on October 22, 2014; the following is a true and complete copy of the Resolution, properly adopted at a duly called meeting held on ___________ by a quorum of all members as provided in the articles or certificate of organization or operating agreement; this Resolution is contained in the minutes of that meeting and that such Resolution is still in force and effect and has not been amended or rescinded, was and still is in accordance with the articles or certificate of organization or operating agreement of the Company; provided below are the correct titles and names and the genuine signatures of the persons authorized to exercise the powers provided in the Resolution (“Authorized Signers”); I have provided the Lender with a true and complete copy of the articles or certificate of organization or operating agreement as in effect as of the date of this Resolution; and that I have the power and authority to make this certification and to execute this Resolution.

IT IS RESOLVED:

The Authorized Signers shall possess the powers indicated as contained in this Resolution. Each power has a designated Authority Code that indicates the powers available to each Authorized Signer.

NAME/TITLE	SIGNATURE	AUTHORITY CODE/LIMITATIONS

James M Burke	/s/ James M Burke	L1; L2; L3; L4; L5; L6; L8; Dl; D2; D3; D4; D5; D6
Manager

Bradley L Grow	/s/ Bradley L Grow	L1; L2; L3; L4; L5; L6; L8; D1; D2; D3; D4; D5; D6
Manager

BORROW MONEY. [Authority Code - L1] As in their judgment, to borrow from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money without limitation.

Number of signers required: 2

EXECUTE NOTES. [Authority Code - L2] To execute and deliver to Lender the promissory note(s), or other evidence of credit accommodations of the Company, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon evidencing the sums of money so borrowed or any indebtedness of the Company to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Number of signers required: 2

GRANT SECURITY. [Authority Code - L3] To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed including any amendments to or modifications, renewals, and extensions of such promissory notes, or any other or further indebtedness of the Company or any third party to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

Number of signers required: 2

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EXECUTE SECURITY DOCUMENTS. [Authority Code - L4] To execute and deliver to Lender the forms of mortgage, deed of trust, pledge, agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which liens and encumbrances, or any of them are given; and also to execute and deliver to Lender any authorizations and other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may at their discretion deem reasonably necessary or proper in connection with or pertaining to the giving and perfecting of liens and encumbrances.

Number of signers required: 2

NEGOTIATE ITEMS. [Authority Code - L5] To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Company with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Number of signers required: 2

ADVANCE UNDER LINE OF CREDIT. [Authority Code - L6] In the case of lines of credit, to designate additional or alternative individuals as being authorized to request advances thereunder, and in all cases, to perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, (including agreements waiving the right to a trial by jury) as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The persons indicated herein are currently authorized to request advances and authorize payments under the line of credit until Lender receives written notice or revocation of their authority.

Number of signers required: 2

ENTER INTO LEASE AGREEMENTS. [Authority Code - L8] To enter into any form of personal property or fixture lease with Lender, upon such terms as this Company and Lender may agree.

Number of signers required: 2

DEPOSITORY ACCOUNT. [Authority Code - Dl] Open and maintain any depository account(s) in the name of the Company, subject to any terms and conditions governing the account(s), including:

1.	Make deposits to the account;
2.	Endorse for negotiation, negotiate, and receive the proceeds of any negotiable instrument, check, draft, or order for the payment of money payable to or belonging to the Company by writing, stamp, or other means permitted by this Resolution without the designation of the person endorsing;
3.	Make withdrawals from the account in any manner permitted by the account;
4.	Transfer funds from the Company account at this Financial Institution to any account whether or not held at this Financial Institution and whether or not held by the Company;
5.	Transfer funds to the Company account at this Financial Institution from any account whether or not held at this Financial Institution and whether or not held by the Company;
6.	Approve, endorse, guarantee, and identify the endorsement of any payee or any endorser of any negotiable instrument, check, draft, or order for the payment of money whether drawn by the Company or anyone else and guarantee the payment of any negotiable instrument, check, draft, or order for the payment of money; and
7.	Delegate to others the authority to approve, endorse, guarantee, and identify the endorsement of any payee or endorser on any negotiable instrument, check, draft, or order for the payment of money and to guarantee the payment of any such negotiable instrument, check, draft, or order for the payment of money.

Number of signers required: 2

SAFE DEPOSIT BOX. [Authority Code - D2] Lease a Safe Deposit Box(es) with Lender, make inspections of, deposits to, and removals from the Box(es) and exercise all rights and be subject to all responsibilities under the Lease.

Number of signers required: 2

NIGHT DEPOSITORY. [Authority Code - D3] Enter into a Night Depository Agreement with Lender and exercise all rights and be subject to all responsibilities under the Agreement.

Number of signers required: 2

LOCK BOX. [Authority Code - D4] Enter into a Lockbox Agreement with Lender and exercise all rights and be subject to all responsibilities under the Agreement.

Number of signers required: 2

DEBIT CARD/ACCESS CARD. [Authority Code - D5) Apply for, receive, and utilize debit, automated teller machine cards, credit cards, or other access devices to exercise those powers authorized by this Resolution or other. Resolutions then in effect.

Number of signers required: 2

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CASH MANAGEMENT. [Authority Code - D6) Enter into a Cash Management Agreement with Financial Institution, and exercise all rights and be subject to all responsibilities under the Agreement.

Number of signers required: 2

IT IS FURTHER RESOLVED THAT:

DESIGNATED DEPOSITORY. The Lender is designated as a depository for the funds of the Company and to provide other financial accommodations indicated in this Resolution.

AUTHORIZED SIGNER’S POWERS. Authorized Signers are authorized to make any and all other contracts, agreements, stipulations and orders which the Authorized Signers may deem advisable for the effective exercise of their powers.

SIGNATURES. The Lender shall be indemnified and held harmless by the Company for any claims, expenses, damages or attorney fees resulting from the honoring of any signature, authorized by this Resolution, or refusing to honor any signature not so authorized, regardless of whether or not such signature was genuine, if such signature reasonably resembles the specimen provided to the Lender. The Lender shall also be permitted to rely upon non-signature security and verification codes which it provides to or receives from an Authorized Signer and shall be indemnified and held harmless by the Company for any claims, expenses, damages or attorney fees resulting from their use.

IMPROPER ENDORSEMENT. Any negotiable instrument, check, draft or order for the payment of moneys not clearly endorsed by the Authorized Signer may be returned to the Company by the Lender. The Lender, in its sole discretion, alternatively may endorse on behalf of the Company any negotiable instrument, check, draft or order for the payment of money not clearly endorsed in order to facilitate collection. Lender shall have no liability for any delay in the presentment or return of any negotiable instrument, check, draft, or order for the payment of money which is not properly endorsed.

DISPOSITION OF FUNDS. When withdrawal or transfer powers are granted to an Authorized Signer, the Lender is directed and authorized to act upon and honor withdrawal or transfer instructions issued and to honor, pay, transfer from and charge to any depository account(s) of the Company, all negotiable instruments, checks, drafts, or orders for the payment of money so drawn when signed consistent with the Resolution without inquiring as to the disposition of the proceeds or the circumstances surrounding the issuance of the negotiable instrument, check or order for the payment of money involved, whether such negotiable instruments, checks, drafts or orders for the payment of money are payable to the order of, or endorsed or negotiated by any Authorized Signer signing them or any Authorized Signer in their individual capacities or not, and whether they are deposited to the individual credit of or tendered in payment of the individual obligation or account of any Authorized Signer signing them or of any other Authorized Signer.

PRIOR ENDORSEMENTS. All negotiable instruments, checks, drafts or orders for the payment of money deposited with prior endorsements are guaranteed by the Company.

PRE-RESOLUTION TRANSACTIONS. All actions by Authorized Signers in accordance with this Resolution but before the adoption of this Resolution are approved, ratified, adopted and confirmed by the Company.

WARRANTY. The Lender may rely upon the certification as to the authority of the Company to execute this Resolution and make the representations in this Resolution.

NOTIFICATION OF CHANGES. The Company shall notify Lender in writing at its address shown above in advance of any changes which would affect the validity of any matter certified in this Resolution.

REVOCATION AND MODIFICATION. An act (“Act”) to modify, terminate, amend or replace this Resolution will not immediately affect the ability of the Lender to rely upon this Resolution. The Act shall not affect any action by the Lender in reliance on this Resolution before the date the Act becomes effective as set forth in the next sentence. An Act will not become effective until all of the following occur: (a) Lender receives written notification of the Act in form and substance satisfactory to Lender and (b) the Lender has had a reasonable period of time to act upon such notification. Until the Act is effective, this Resolution shall remain in full force and bind the Company, its legal representatives, heirs, successors and assigns.

FACSIMILE SIGNATURES. The Lender shall be entitled to honor and charge the Company for all such negotiable instrument, checks, drafts or other orders for payment of money drawn in the name of the Company, on its regular accounts, including an order for electronic debit, whether by electronic tape or otherwise, regardless of by whom or by what means facsimile signatures or other non-manual signature (collectively, “Facsimile Signatures”) may have been affixed, or electronically communicated, if such Facsimile Signatures resembles the specimens duly certified to or filed with the Lender for any of the named Authorized Signers, regardless of whether any misuse is with or without the negligence of the Company. The Company agrees that the duty of maintaining the security of any such Facsimile Signatures or device by which it is affixed is solely that of the Company.

IN WITNESS WHEREOF, we have hereunto subscribed our names as Members and hereby acknowledge that the above Authorized Signers have authority to exercise the powers provided in this Resolution on December 8, 2016.

/s/ James M Burke	12-5-16	/s/ Bradley L Grow	12-5-16
James M Burke	Date	Bradley L Grow	Date

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DISBURSEMENT REGISTER	SPIRITBANK AN OKLAHOMA BANKING CORPORATION 9618 S MEMORIAL Tulsa, Oklahoma 74133 (918)298-9618

LOAN NUMBER	DISBURSEMENT DATE
1612000008	December 5, 2016

BORROWER INFORMATION

Bricktown Brewery Restautants LLC

14504 Hertz Quail Springs Pkwy

Oklahoma City, OK 73134-2629

LOAN DISBURSEMENT	DESCRIPTION	DOLLAR AMOUNT	CHECK NUMBER
SpiritBank	1501:Processing Fee	$250.00	Net Out
SpiritBank	1502:Origination Fee	$937.50	Net Out
SpiritBank	1503:FUNDS HELD TO BE ADVANCED	$248,812.50	Net Out

By signing this Disbursement Register, each Borrower acknowledges reading, understanding and receiving a completely filled in copy of it.

Bricktown Brewery Restautants LLC

/s/ James M Burke	12-5-16	/s/ Bradley L Grow	12-5-16
By: James M Burke	Date	By: Bradley L Grow	Date
Its: Manager		Its: Manager

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ERROR AND OMISSIONS COMPLIANCE AGREEMENT	SPIRITBANK AN OKLAHOMA BANKING CORPORATION 9618 S MEMORIAL Tulsa, Oklahoma 74133 (918)298-9618

LOAN NUMBER	DATE
1612000008	December 5, 2016

BORROWER INFORMATION

Bricktown Brewery Restautants LLC

14504 Hertz Quail Springs Pkwy

Oklahoma City, OK 73134-2629

LENDER. “Lender” means SPIRITBANK AN OKLAHOMA BANKING CORPORATION whose address is 9618 S MEMORIAL, Tulsa, Oklahoma 74133, its successors and assigns.

BORROWER. “Borrower” means each person or legal entity who signs this Agreement.

In consideration of all loans and other financial accommodations from Lender to Borrower, the undersigned hereby agree that if requested by Lender or Closing Agent for Lender to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender.

The undersigned agree to comply with all above noted requests by Lender within 30 days from date of mailing of said requests. The undersigned agree to assume all costs including, by way of illustration and not limitation, actual expenses, legal fees, and marketing losses for failing to comply with correction requests in the above noted time period.

The undersigned do hereby so agree and covenant in order to assure that this loan documentation executed this date will assure marketable title in the said Borrower.

By signing this Error and Omissions Compliance Agreement, each Borrower acknowledges reading, understanding, and agreeing to all its provisions.

Bricktown Brewery Restautants LLC

/s/ James M Burke	12-6-16	/s/ Bradley L Grow	12-6-16
By: James M Burke	Date	By: Bradley L Grow	Date
Its: Manager		Its: Manager

STATE OF	OKLAHOMA.	)
)
COUNTY OF	TULSA	)

Subscribed and sworn (affirmed) to me, a ____________________ in and for the county and state aforesaid, by said affiant(s) who is/are personally known to me, and he/she/they duly acknowledged to me the execution of the foregoing instrument.

My commission expires: _________________	_________________________________
___________ residing at ________________,	________________
___________, ______________________________.	________________
Identification Number ________________

(Official Seal)

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BUSINESS LOAN APPLICATION

Dated: November 22, 20[illegible] November 22, 2016	NOTICE TO APPLICANT: IF YOU ARE MARRIED YOU MAY APPLY FOR A SEPARATE ACCOUNT.
☐ JOINT CREDIT. The applicants intend to apply for joint credit. (Please initial)	

Tulsa, OK 74133

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

APPLICANT INFORMATION

Name: Bricktown Brewery Restatuants LLC		Street Address: 14504 Hertz Quail Springs Pkwy	
City: Oklahoma City		State: OK	Zip Code: 73134-2629
Foreign Country:	Foreign Country- Street Address:	Foreign Country- City, State, Zip:	
Telephone Number: (405)562-1286		Tax I.D. Number: 47-2141353	
Type of Business: Limited Liability Company		Type of Organization: ☐ Corporation ☐ Partnership ☐ Proprietorship ☒ Limited Liability Company ("LLC")	
State and County Where Organized: Oklahoma OK		Date Business Entity Started Or Date of Birth, If Indiv. or Sole Prop.: 10/22/2014	

LIST: OWNERS, PARTNERS, MEMBERS, MANAGERS, OFFICERS, AS APPLICABLE

Name: James M Burke		Telephone Number:		Social Security Number: 444-66-0847	
Street Address, City, State, Zip Code: 657 NW 234th St Edmond, OK 73025-2247		Title: Manager	Age:	% of Ownership: 0.000	
		☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Foreign Country:	Foreign Country- Street Address:	Foreign Country- City, State, Zip:			
Name: Bradley L Grow		Telephone Number: (405)820-5806		Social Security Number: 446-58-5943	
Street Address, City, State, Zip Code: 1901 Oak Valley Terrace Edmond, OK 73025-2532		Title: Manager	Age:	% of Ownership: 0.000	
		☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Foreign Country:	Foreign Country- Street Address:	Foreign Country- City, State, Zip:			
Name:		Telephone Number:		Social Security Number:	
Street Address, City, State, Zip Code:		Title:	Age:	% of Ownership:	
		☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Foreign Country:	Foreign Country- Street Address:	Foreign Country- City, State, Zip:			
Name:		Telephone Number:		Social Security Number:	
Street Address, City, State, Zip Code:		Title:	Age:	% of Ownership:	
		☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Foreign Country:	Foreign Country- Street Address:	Foreign Country- City, State, Zip:			

TYPE(S) OF LOAN(S) REQUESTED

A	Amount $250,000.00	Repayment Program: Payment method Line of Credit at frequency Monthly Purpose: 57 Operating/Working Capital
B	Amount $	Repayment Program: Purpose:
C	Amount $	Repayment Program: Purpose:

CSI

LENDER'S APPROVAL

(FOR LENDER'S USE ONLY)

LOAN DETAIL

Amount	Type	Term	Rate	Closing Fee
$ 250,000.00	Commercial Fixed Rate	12 months	4.750	0.00
$				

LOAN FORMULA
Line of Credit

SECURITY

- [ ] Accounts and Inventory
- [ ] Equipment
- [ ] Other
- [ ] Mortgages (Specify)
- [ ] Loss Payable Clause
- [ ] Guarantees (Specify)
- [ ] Terminations Required (Specify)
- [ ] Subordination of Debt (Specify)
- [ ] Discharges Required (Specify)

LOAN TO VALUE

REPORTING REQUIREMENTS:

- [ ] Monthly Accounts Receivable Agings
- [ ] Annual Financial Statement Type:
- [ ] Monthly Inventory Reports
- [ ] Interim Financial Statements Type: Frequency:

EXISTING RELATIONSHIP

CREDIT LINE USAGE HISTORY	High $	Low $	Average $	Off tblair
LOAN AND OVERDRAFT EXPERIENCE	[ ] Excellent	[ ] Satisfactory	[ ] Review With Investigator	

Customer Identification Program (CIP) Record Information (Describe Additional Data Collected Pursuant to Institution's CIP)
Applicant:

[ ] Applicant Information Collected and Verified in Accordance with CIP (Initial) ______

FINANCIAL STATEMENT SUMMARY

Type of Statement						
Period Ended						
Number of Months						
Current Assets ($000)						
Current Liabilities ($000)						
Working Capital ($000)						
Total Liabilities ($000)						
Net Worth ($000)						
Sales ($000)						
Net Profit ($000)						
Gross Profit Margin (%)						
Current Ratio (X)						
Debt to Worth + Subdebt (X)						
Receivable Turnover (days)						
Inventory Turnover (days)						

ACCOUNTS RECEIVABLE AGING DATE		Total	Current	31 - 60	61 - 90	Over 90	Retentions
	($000)						
	(%)	100					

CLOSING STATEMENT

DISBURSEMENT NUMBER

CHECK NUMBER	AMOUNT	PAYABLE TO
(1) Net Out	$ 250.00	SpiritBank
(2) Net Out	$ 937.50	SpiritBank
(3) Net Out	$ 248,812.50	SpiritBank
(4)	$	

NET PROCEEDS 0.00

SIGNATURES

INTERVIEWER		CLOSED BY	
INVESTIGATOR		REVIEWED BY	
DECISION BY		OFFICE OR BRANCH	6
DISCOUNTED BY		TYPE CODE	8
		OFFICER CODE	tblair

66

BUSINESS FINANCIAL STATEMENT

ASSETS		LIABILITIES AND CAPITAL	
Cash on Hand and in Banks	$	Notes Payable: Banks	$
Listed Securities (Schedule A)		Notes Payable: Others	
Accounts and Notes Receivable:		Current Portion: Long Term Debt	
Accounts: Current		Accounts Payable	
Accounts: Past Due (Over 90 Days)		Dividends Payable	
Notes		Reserve for Federal Taxes	
TOTAL ▶	$	Accrued Expenses	
Less Reserve for Doubtful Accounts			
Inventory:			
Raw Materials			
Work in Process			
Finished Stock		Other	
Life Insurance: Cash Surrender Value		Loans on Life Insurance	
TOTAL CURRENT ASSETS ▶	$	TOTAL CURRENT LIABILITIES ▶	$
Land and Buildings (Schedule B):		Bonded Debt	
Land		Mortgages Payable	
Buildings		Long Term Debt	
Less Depreciation		Other	
Machinery and Equipment			
Less Depreciation			
Receivables: Officers & Employees (Schedule C)			
Unlisted Securities (Schedule A)		TOTAL LIABILITIES ▶	$
Due from Subsidiaries & Affiliates (Schedule D)		Treasury Stock	
		Capital Stock: Common	
		Additional Capital Contributed	
		Retained Earnings	
Other			
		Net Worth (Proprietorship or Partnership)	
TOTAL ASSETS ▶	$	TOTAL LIABILITIES AND NET WORTH ▶	$

Are your books audited by a CPA? ☐ Yes ☐ No	Audited By	Date of Last Audit
Inventories Above Are: ☐ Actual ☐ Estimated	Inventoried By	Date of Inventory
Is this a sub chapter "S" Corporation? ☐ Yes ☐ No	Rate of Depreciation Charged Against Buildings %	Rate of Depreciation Charged Against Machinery and Equipment %

Are Any of Your Assets Pledged as Collateral for Loans, Advances or Other Liabilities? ☐ Yes ☐ No

State Details (include description of property, name of creditor, original amount of credit, amount owing)

PROFIT AND LOSS STATEMENT		RECONCILIATION OF SURPLUS OR NET WORTH	
FROM TO	$	FROM TO	$
Net Sales for Period		Surplus or Net Worth on	
Less Cost of Goods Sold		Additions:	
Gross Profit		Net Profit for Period	
Expenses:			
Salaries: Officers			
Salaries: Employees			
Taxes (excl. Income Tax)		TOTAL ADDITIONS ▶	$
Bad Debts		Deductions:	
Depreciation		Net Loss for Period	
Other Expenses		Cash Dividend Paid	
Net Profit or Loss from Operations		Stock Dividend Paid	
Other Income from Business			
Net Profit or Loss (Before Income Tax)			
Income Tax		TOTAL DEDUCTIONS ▶	$
Net Profit or Loss	$	Surplus or Net Worth on Statement	$

CSI

EXISTING RELATIONSHIP SUMMARY ($000)

Customer Since:		Applicant	Related (Affiliate, Principals, etc.)	Total
Checking Account Balances				
Savings, Time and Certificate Balances				
General Loan Balance	Committed			
	Outstanding			
Installment Loan Balance	Committed			
	Outstanding			
Mortgage Loan Balances				
Open Letters of Credit				

ASSET SCHEDULES

SCHEDULE A - STOCKS AND BONDS

Name of Issuing Corporation and Type of Security	No. of Shares (If Stock) Face Value (If Bonds)	Registered in Name of	Market Value	Portion Pledged
Listed			$	
Unlisted				

SCHEDULE B - LAND AND BUILDINGS

Description and Location	Owner of Record	Purchase Price	Present Value	Owing on Mortgage or Contract	Holder of Mortgage or Contract	Monthly Rent
		$	$	$		$

SCHEDULE C - RECEIVABLES DUE FROM OFFICERS AND EMPLOYEES

Name	Position	Amount	Original Date	Maturity	How Secured
		$			
		$			

SCHEDULE D - DUE FROM SUBSIDIARIES AND AFFILIATES

Name	Address	For Advances	Terms	For Merchandise	Terms
		$		$	
		$		$	

CONTINGENT LIABILITIES

Discounted Notes Receivable	$	Notes Exchanged with Others	$
Accommodation Paper		Actual or Threatened Litigation	
Endorsements for Others		As Guarantor or Bondsmen	
Leases		Other Than Specified	

INSURANCE CARRIED

Plant and Equipment Insurance	$	Life Insurance Payable To:	$
Merchandise Insurance		Liability Insurance	
Use and Occupancy Insurance		Liability Insurance	

The information contained in this application is provided for the purpose of obtaining business (non-consumer) credit with the Lender on behalf of the undersigned. It is understood Lender will rely on the information provided in making its credit decision. The undersigned warrants and represents the information herein submitted is true and correct in all respects and Lender may consider this representation continuing until written notice to the contrary is received by the Lender from the undersigned. The Lender is authorized to make all inquiries it deems necessary to verify the accuracy of the statements herein made, or in its discretion, to further determine the undersigned's credit standing, or the credit standing of any general partner, or LLC member/manager. The Lender is hereby authorized to answer any questions from third parties concerning the undersigned's experience with the Lender.

SIGNATURES

Name of Applicant Bricktown Brewery Restautants LLC

By X [signature] 12-5-16 Date	By X [signature] 12-5-16 Date
James M Burke	Bradley L Grow
Its Manager	Its Manager
By X ____ Date	By X ____ Date
Its	Its

CSI

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